Other Items	9 Months Ended
Sep. 30, 2020
Disclosure of classes of share capital [abstract]
Other Items
25.	OTHER ITEMS
The Company paused recruitment of new patients on April 13, 2020 in line with government restrictions enforced in Singapore to contain the spread of the coronavirus disease
(COVID-19).
On August 24, 2020, recruitment into the second of three dose cohorts at all screening sites in Singapore had been resumed. To accelerate recruitment, seven new clinical sites have also been opened in the US and Australia designed to support recruitment of patients into the ongoing multiple ascending dose (MAD) study. The Company has assessed the economic impact of
COVID-19
and determined that there were no significant impacts on the Company’s financial statements as of the date the consolidated financial statements were authorized for issue. The Company will continue to monitor developments of the pandemic and assess the related impacts.